GPS FUNDS II

GuidePath® Absolute Return Allocation Fund
GuidePath® Flexible Income Allocation Fund
(collectively, the “Funds”)

Supplement dated April 27, 2023, to the Prospectuses (collectively, the “Prospectus”) dated
July 31, 2022, as amended

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Please note the following changes effective as of April 27, 2023:

I.The fifth paragraph of the Prospectus section entitled “More Information About the Investment Objectives and Principal Investments Strategies of the Funds—GuidePath® Absolute Return Allocation Fund—Investment Objective and Principal Investment Strategies—Principal Investment Strategies” is hereby deleted and replaced with the following:

The Fund may invest in Underlying Funds that use alternative strategies, including Underlying Funds that engage in significant use of derivatives for risk management purposes or as part of their investment strategies. The alternative strategies that the Underlying Funds may use include, among others, long/short strategies – equity and fixed income, market-neutral strategies, absolute return/global macro strategies, and risk premium strategies, including market risk transfer strategies, alternative (marketplace) lending and real estate, reinsurance and commodity-linked derivatives. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, commodities, currencies or currency exchange rates, and related indexes. Examples of derivatives that the Underlying Funds may use include options, futures (including, but not limited to, commodity futures contracts and bitcoin futures contracts) and options thereon, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity-linked notes. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets or asset classes, including digital assets such as bitcoin.

II.The sixth paragraph of the Prospectus section entitled “More Information About the Investment Objectives and Principal Investments Strategies of the Funds—GuidePath® Flexible Income Allocation Fund—Investment Objective and Principal Investment Strategies—Principal Investment Strategies” is hereby deleted and replaced with the following:

The Fund may utilize an asset allocation strategy that builds on a foundation of alternative investments, such as long/short equity funds that seek a modest positive return from equity investments, that attempts to stay insulated from general stock market volatility, combined with opportunistic equity and fixed income investments strategically selected to enhance returns. The Fund’s alternative strategies may also include diversified risk premium strategies, including market risk transfer strategies, alternative (marketplace) lending and real estate, reinsurance and commodity-linked derivatives, including, but not limited to, commodity futures contracts and bitcoin futures contracts and options thereon.

III.The following is hereby added to the section of the Prospectus entitled “More Information About the Principal Risks of Investment” with respect to the Funds:

Bitcoin Investments Risk: Certain Underlying Funds may invest in bitcoin, bitcoin futures contracts and options on bitcoin futures contracts (or options on ETFs that invest in bitcoin or bitcoin futures contracts). Cryptocurrencies such as bitcoin are digital assets designed to act as a medium of exchange. Bitcoin operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Bitcoin is not generally accepted as legal tender. Regulation of bitcoin and other cryptocurrencies is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of bitcoin. The market price of bitcoin has historically been highly volatile. The price of bitcoin could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the bitcoin network, events involving entities that facilitate transactions in bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact other cryptocurrencies may lead to a decline in the value of bitcoin. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Accordingly, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Additionally, cryptocurrency exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings. As a result, the prices of bitcoin traded on exchanges, and bitcoin futures, may be subject to more volatility than traditional assets traded on regulated exchanges. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and impact the value of bitcoin futures. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin and/or bitcoin futures.

Shares of ETFs that hold bitcoin and/or bitcoin futures may trade in the secondary market at a premium to or discount from their NAVs, and an Underlying Fund may purchase or sell shares of bitcoin futures ETFs at prices above or below such NAVs. Because the market price of ETF shares depends in part on the demand in the market for the shares, as well as on the value of the ETF’s component assets, and because the market price of ETF shares is subject to tracking error, the market price of a bitcoin futures ETF may be more volatile than the underlying bitcoin futures contracts in which the bitcoin futures ETF invests. In addition, an Underlying Fund may not be able to liquidate bitcoin futures ETF holdings at the time or price desired, which may adversely impact the Underlying Fund’s performance and in turn, the value of the Fund’s investment. Furthermore, there may be times when the exchange halts trading in the shares of a bitcoin futures ETF, in which case the Underlying Fund would be unable to sell them until trading is resumed.

Additionally, futures exchanges may limit the amount of fluctuation permitted in the price of bitcoin futures contracts during a single trading day. Once the daily limit (up or down) has been reached in a bitcoin futures contract subject to the limit, no more trades may be made on that day at a price above or below that limit, which may prevent an Underlying Fund or a bitcoin futures ETF from trading its futures contracts on that day. If a bitcoin futures ETF in which an Underlying Fund invests is unable to trade its bitcoin futures contracts, it will be unable to create or redeem shares, and as a result the bitcoin futures ETF’s market price may deviate significantly from its NAV. This could increase the volatility of the market price of the relevant bitcoin futures ETF. If this were to occur at a time that the Underlying Fund wished to sell shares of that bitcoin futures ETF, the Underlying Fund could incur a loss on such sale or the Underlying Fund’s bitcoin strategy could underperform the performance of bitcoin futures contracts generally if the market price of the relevant bitcoin futures ETF is less than its NAV.

Bitcoin Market Volatility Risk:  Bitcoin has historically exhibited higher price volatility than more traditional asset classes. For instance, the two largest historical drawdowns were during the period from June 8, 2011 to November 18, 2011 and the period from December 17, 2017 to December 14, 2018, when bitcoin experienced a decline of roughly 93% and 84%, respectively. The price of bitcoin and therefore the value of an investment in the Underlying Fund may be negatively impacted by unfavorable investor sentiment resulting from recent developments in the broader digital asset industry, including the fallout from the recent insolvency proceedings of digital asset market participants such as digital asset exchange FTX Trading Ltd., et al. (and its affiliated hedge fund Alameda Research LLC), digital asset hedge fund Three Arrows Capital and digital asset lenders Celsius Network LLC, et al., Voyager Digital Ltd., et al. and BlockFi Inc. The value of bitcoin and, therefore, of an Underlying Fund’s bitcoin strategy, could decline rapidly, including to zero, which would adversely affect the Underlying Fund’s NAV per share.

Insurance-Linked Securities Risk: The principal risk of investments in insurance-linked securities is that a triggering event (which could include a natural disaster like an earthquake or tornado or a commercial or industrial accident like an aviation disaster or oil spill) occurs, resulting an Underlying Fund losing all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. If multiple triggering events occur that impact a significant portion of the portfolio of the Underlying Fund, the Underlying Fund could suffer substantial losses and an investor will lose money. Event-linked or catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase. Certain reinsurance investments may be difficult to value. A substantial amount of the Underlying Fund’s assets will be invested in insurance-linked securities tied to natural events and/or non‑natural disasters and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance-linked securities carry a high degree of risk.

Marketplace Loan Risk: Investments by Underlying Funds in loans sourced through marketplace lending platforms are subject to additional risks than those applicable to investments in loans generally. If a borrower is unable or fails to make payments on a loan for any reason, an Underlying Fund may not have direct recourse against the borrower or may be otherwise limited in its ability to directly enforce its rights under the loan, whether through the borrower or the marketplace lending platform through which the loan was originated. Borrowings obtained through marketplace lending platforms may not limit borrowers from incurring additional debt which may impair the borrower’s ability to repay interest and principal of the original loan. Default history for alternative lending platforms is limited. Future defaults may be higher than historical defaults and the timing of defaults may vary significantly from historical observations. The credit profile and interest rates available to certain borrowers who seek credit through marketplace lending platforms may result in a higher rate of default for such loans as compared with the debt instruments issued through more traditional lending models. An Underlying Fund may have limited knowledge about the underlying loans to which it has exposure and is dependent upon the platform for information regarding the loans and borrowers’ credit information. Such information may be incomplete, inaccurate or outdated and may, therefore, not accurately reflect the borrowers’ actual creditworthiness.

In addition, the success of loans sourced through marketplace lending platforms may be affected by the success of the platforms themselves. Disruptions in the business of a platform may also negatively impact the value of loans sourced through that platform. Investments in loans sourced through a marketplace lending platform may also be negatively impacted if the platform or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans.

Finally, a number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” If a loan held directly or indirectly by an Underlying Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated, or the Underlying Fund’s recovery on its investment could be otherwise impaired.

Real Estate Risk: The value of real estate-linked derivative instruments and other real estate-related securities such as real estate investment trusts (“REITs”) may be affected by risks similar to those associated with direct ownership of real estate, in addition to the risks of poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for favorable treatment. To the extent an Underlying Fund invests in REITs, investors in the Underlying Fund, such as the Fund, will indirectly bear fees and expenses of the underlying REITs in addition to the Underlying Fund’s direct fees and expenses. REITs may have limited diversification and may not exhibit the same (or any) correlation with inflation that real estate or other real estate securities exhibit. To the extent an Underlying Fund invests in REITs, the Fund’s distributions may be taxable to investors as ordinary income because most REIT distributions come from mortgage interest and rents as opposed to long-term capital gains. Fund distributions taxable as ordinary income are taxed at higher ordinary income tax rates rather than the lower tax rates that apply to capital gains and qualified dividend income.

Subordinated Real Estate Loan Risk: An Underlying Fund may acquire or originate subordinated real estate loans secured by single family rental properties, including mezzanine loans in the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning such properties or the entity that owns the interest in the entity owning such properties. In the event a borrower defaults on a subordinated loan and lacks sufficient assets to satisfy such loan, the Underlying Fund may suffer a loss of principal or interest. In the event a borrower declares bankruptcy, the Underlying Fund may not have full recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan. If a borrower defaults on a loan owned by the Underlying Fund or on debt senior to such loan, or in the event of a borrower bankruptcy, such loan will be satisfied only after the senior debt is paid in full. These types of investments may become unsecured as a result of foreclosure by the senior lender.

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Please retain this supplement for your reference.